UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 31, 2017

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On July 31, 2017, Abbott Laboratories, an Illinois corporation (the “Company”), entered into a Term Loan Agreement (the “Term Loan Agreement”) with the lenders from time to time party thereto and Bank of America, N.A., as administrative agent (“Bank of America”).

The Term Loan Agreement provides the Company with the ability to borrow up to $2.8 billion on an unsecured basis to finance the Alere Acquisition (as defined in the Term Loan Agreement), to repay certain existing indebtedness of the Company and the Acquired Business (as defined in the Term Loan Agreement) and to pay fees and expenses in connection with the Alere Transactions (as defined in the Term Loan Agreement).

The availability of the loans under the Term Loan Agreement, which have not yet been funded, is subject to the satisfaction (or waiver) of certain conditions set forth therein, including certain conditions related to the consummation of the Alere Acquisition. The loans will be made in a single borrowing and mature and be payable in full 5 years after the date of such borrowing.

The Company’s borrowings under the Term Loan Agreement will bear interest, at the Company’s option, based on either a base rate or a Eurodollar rate, plus an applicable margin based on the Company’s credit ratings.  The Company will also pay to the lenders under the Term Loan Agreement certain customary fees.

The Term Loan Agreement contains representations and warranties and affirmative and negative covenants customary for unsecured financings of this type as well as customary events of default.

The foregoing description of the Term Loan Agreement is qualified in its entirety by reference to the full text of the Term Loan Agreement, a copy of which will be filed with the Company’s quarterly report on Form 10-Q for the period ending September 30, 2017.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated in this Item 2.03 by reference.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: July 31, 2017	By:	/s/ Brian B. Yoor
Brian B. Yoor
Executive Vice President Finance and Chief Financial
Officer

3